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                                                                    EXHIBIT 10.1

                                 THIRD AMENDMENT
                                       TO
                            PARENT COMPANY AGREEMENT

            This Third Amendment to Parent Company Agreement (this "Amendment"), dated as of July 29, 2004, is entered into by and among Duke Energy Field Services Corporation, a Delaware corporation ("DEFS Holding"), Duke Energy Field Services, LLC, a Delaware limited liability company (the "Company"), ConocoPhillips Company, a Delaware corporation ("COP") and Duke Energy Corporation, a North Carolina corporation ("Duke").

            WHEREAS, reference is made to that certain Parent Company Agreement by and among the Company, DEFS Holding, COP and Duke dated as of March 31, 2000, as amended by the First Amendment to Parent Company Agreement dated as of May 25, 2000 and as further amended by the Second Amendment to Parent Company Agreement dated as of August 4, 2000 (as so amended the "Parent Company Agreement") (capitalized terms used but not defined herein shall have the meaning given thereto in the Parent Company Agreement); and

            WHEREAS, the parties desire to amend the Parent Company Agreement as set forth herein.

            NOW, THEREFORE, for and in consideration of the mutual benefits to be derived from this Amendment, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

      1. PARENT COMPANY AGREEMENT AMENDMENT. The Parent Company Agreement is hereby amended as follows:

                  (a) Section 5.1 of the Parent Company Agreement is hereby
            amended by deleting Section 5.1 thereof and replacing it with the following in its place and stead:

                        "Section 5.1 Structure; Transfers. For the period from the date of this Agreement until the consummation of the IPO, (i) Duke shall cause DEFS Holding to own and hold all of Duke's Company Interest, and (ii) Phillips shall cause (A) PGC to own and hold all of Phillips' Company Interest and no other assets or liabilities and (B) PGCSI to own and hold all of the capital stock of PGC and no other assets or liabilities."

                  (b) Article V of the Parent Company Agreement is hereby
            amended by adding at the end of such Article the following new
            Section:

                        "Section 5.4 Indemnity. Duke shall indemnify and hold harmless COP and its Affiliates and the Company and its Affiliates (excluding Duke and Duke's Subsidiaries other than the Company and the Company's Subsidiaries) from and against the present value tax cost incurred by COP and its Affiliates and the Company and its Affiliates (excluding Duke and Duke's Subsidiaries other than the Company and the Company's Subsidiaries) in connection with any tax depreciation restart liability that

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                        COP and its Affiliates may incur as a result of the
                        restructuring or reorganization of the Company by Duke if an IPO is consummated in the structure originally contemplated by Duke and COP on the Closing Date."

      2. ACKNOWLEDGEMENT. Except as amended hereby, the Parent Company Agreement shall remain in full force and effect as previously executed, and the parties hereby ratify the Parent Company Agreement as amended hereby.

      3. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (including by facsimile) to the other parties.

      4. INCORPORATION. The provisions of Sections 8.2 through 8.12 of the Parent Company Agreement are hereby incorporated herein and shall be deemed to include and/or apply to this Agreement, as appropriate.

            IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound, has caused this Amendment to be duly executed and delivered on the date first set forth above.

                                         DUKE ENERGY FIELD SERVICES CORPORATION
                                         By:    /s/ W. H. Easter III
                                                -------------------------------
                                         Name:  W. H. Easter III
                                         Title: Chairman of the Board, President
                                                and CEO

                                         DUKE ENRGY FIELD SERVICES, LLC
                                         By:    /s/ W. H. Easter III
                                                --------------------------------
                                         Name:  W. H. Easter III
                                         Title: Chairman of the Board, President
                                                and CEO

                                         DUKE ENERGY CORPORATION
                                         By:    /s/ Fred J. Fowler
                                                -------------------------------
                                         Name:  Fred J. Fowler
                                         Title: President and COO Duke Energy

                                         CONOCOPHILLIPS
                                         By:    /s/ John E. Lowe
                                                --------------------------------
                                         Name:  John E. Lowe
                                         Title: Executive VP, Planning, Strategy
                                                & Corporate Affairs

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